SUPPLEMENT

DATED DECEMBER 11, 2015

TO

OHIO NATIONAL FUND, INC. PROSPECTUS

DATED SEPTEMBER 25, 2015

The Prospectus of Ohio National Fund, Inc. (the “Fund”) is amended to add the following discussion regarding a proposed liquidation and subsequent substitution of the Ohio National Money Market Portfolio (the “Portfolio”).

Upon the recommendation of Ohio National Investments, Inc. (“ONII”), the investment adviser to the Fund, and as a result of regulatory changes governing money market funds that ONII believes would make it difficult to operate the Portfolio effectively (as well as ONII’s desire to cease paying and reimbursing expenses of the Portfolio), the Fund’s Board of Directors has approved a Plan of Liquidation that would result in the liquidation of the Portfolio. In contemplation of the potential liquidation of the Portfolio, The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLAC”), the insurance companies that hold shares of the Portfolio to fund variable annuity contracts and variable life insurance policies issued by them, have selected the Fidelity® VIP Government Money Market Portfolio of the Fidelity® Variable Insurance Products Fund (Service Class 2) as the replacement portfolio (the “Replacement Portfolio”). If the liquidation occurs, any assets remaining in the Portfolio at the time of liquidation would be placed in the Replacement Portfolio, except to the extent any contract owners or policyholders instruct ONLI, ONLAC, or NSLAC to transfer the value of the shares held for their benefit in the Portfolio to another available investment option. The proposed liquidation will not be carried out with respect to the Portfolio unless contract owners and policyholders having beneficial interests in shares of the Portfolio constituting the requisite percentage of all shares of the Portfolio outstanding as of December 11, 2015, which is the record date, approve the liquidation.

More information about the proposed liquidation and the Replacement Portfolio will be provided to the relevant variable annuity contract owners and variable life insurance policyholders in proxy solicitation materials that are expected to be mailed in early January 2016. Contract owners and policyholders will have an opportunity to instruct ONLI, ONLAC, or NSLAC how to vote the shares of the Portfolio representing their interests in the variable annuity contacts or variable life insurance policies. If the plan of liquidation is approved by contract owners and policyholders for whose benefit the requisite percentage of shares of the Porfolio is held, the liquidation and substitution would be expected to become effective on or about February 26, 2016, or as soon as practicable thereafter (the “Liquidation Date”).

Contract owners and policyholders may transfer the value of the shares held for their benefit in the Portfolio to another available investment option prior to the Liquidation Date. With respect to the Portfolio, if shareholders approve the plan of liquidation, any assets remaining in the Portfolio will automatically be transferred to the Replacement Portfolio on the Liquidation Date, to the extent not otherwise directed by contract owners or policyholders.

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Please retain this supplement with your Prospectus for future reference.